                                                                   EXHIBIT 17(b)

                                   ARROW FUNDS
                                EQUITY PORTFOLIO


          THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ARROW FUNDS ("ARROW") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT FEDERATED INVESTORS TOWER, 19TH FLOOR, 1001 LIBERTY AVENUE, PITTSBURGH, PENNSYLVANIA 15222-3779 ON NOVEMBER 12, 1997 AT 2:00 P.M. EASTERN TIME.

         THE UNDERSIGNED HEREBY APPOINTS            AND                   , AND
EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF BENEFICIAL INTEREST EVIDENCING INTERESTS IN
THE EQUITY PORTFOLIO HELD OF RECORD BY THE UNDERSIGNED ON           , 1997, THE
RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

         EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSAL 1.



TO VOTE MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

--------------------------------------------------------------------------------
                   (DETACH HERE AND RETURN THIS PORTION ONLY)
                                EQUITY PORTFOLIO


VOTE ON PROPOSAL
FOR / /    AGAINST / /  ABSTAIN / /

ITEM 1. PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN ARROW AND THE ARCH FUND, INC. ("ARCH") AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING (a) THE TRANSFER OF SUBSTANTIALLY ALL OF THE ASSETS AND LIABILITIES OF ARROW'S EQUITY PORTFOLIO (THE "ARROW PORTFOLIO") TO ARCH'S GROWTH EQUITY PORTFOLIO (THE "ARCH PORTFOLIO") IN EXCHANGE FOR SHARES OF THE ARCH PORTFOLIO; (b) THE DISTRIBUTION OF THE ARCH PORTFOLIO'S SHARES SO RECEIVED TO SHAREHOLDERS OF THE ARROW PORTFOLIO; AND (c) THE TERMINATION UNDER STATE LAW OF ARROW.

ITEM 2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) THEREOF.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

         PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


------------------------                       ---------------------------------
SIGNATURE           DATE                       SIGNATURE (JOINT OWNERS)   (DATE)

                                   ARROW FUNDS
                             FIXED INCOME PORTFOLIO


          THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ARROW FUNDS ("ARROW") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT FEDERATED INVESTORS TOWER, 19TH FLOOR, 1001 LIBERTY AVENUE, PITTSBURGH, PENNSYLVANIA 15222-3779 ON NOVEMBER 12, 1997 AT 2:00 P.M. EASTERN TIME.

         THE UNDERSIGNED HEREBY APPOINTS          AND                    , AND
EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF BENEFICIAL INTEREST EVIDENCING INTERESTS IN
THE FIXED INCOME PORTFOLIO HELD OF RECORD BY THE UNDERSIGNED ON               ,
1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

         EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSAL 1.



TO VOTE MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

--------------------------------------------------------------------------------
                   (DETACH HERE AND RETURN THIS PORTION ONLY)
                             FIXED INCOME PORTFOLIO


VOTE ON PROPOSAL
FOR / /   AGAINST / /   ABSTAIN / /

ITEM 1. PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN ARROW AND THE ARCH FUND, INC. ("ARCH") AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING (a) THE TRANSFER OF SUBSTANTIALLY ALL OF THE ASSETS AND LIABILITIES OF ARROW'S FIXED INCOME PORTFOLIO (THE "ARROW PORTFOLIO") TO ARCH'S GOVERNMENT & CORPORATE BOND PORTFOLIO (THE "ARCH PORTFOLIO") IN EXCHANGE FOR SHARES OF THE ARCH PORTFOLIO; (b) THE DISTRIBUTION OF THE ARCH PORTFOLIO'S SHARES SO RECEIVED TO SHAREHOLDERS OF THE ARROW PORTFOLIO; AND (c) THE TERMINATION UNDER STATE LAW OF ARROW.

ITEM 2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) THEREOF.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

         PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


------------------------                       ---------------------------------
SIGNATURE           DATE                       SIGNATURE (JOINT OWNERS)   (DATE)

                                   ARROW FUNDS
                           MUNICIPAL INCOME PORTFOLIO


          THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ARROW FUNDS ("ARROW") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT FEDERATED INVESTORS TOWER, 19TH FLOOR, 1001 LIBERTY AVENUE, PITTSBURGH, PENNSYLVANIA 15222-3779 ON NOVEMBER 12, 1997 AT 2:00 P.M. EASTERN TIME.

         THE UNDERSIGNED HEREBY APPOINTS          AND                    , AND
EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF BENEFICIAL INTEREST EVIDENCING INTERESTS IN
THE MUNICIPAL INCOME PORTFOLIO HELD OF RECORD BY THE UNDERSIGNED ON           ,
1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

         EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSAL 1.



TO VOTE MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

--------------------------------------------------------------------------------
                   (DETACH HERE AND RETURN THIS PORTION ONLY)
                           MUNICIPAL INCOME PORTFOLIO


VOTE ON PROPOSAL
FOR / /   AGAINST / /   ABSTAIN / /

ITEM 1. PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN ARROW AND THE ARCH FUND, INC. ("ARCH") AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING (a) THE TRANSFER OF SUBSTANTIALLY ALL OF THE ASSETS AND LIABILITIES OF ARROW'S MUNICIPAL INCOME PORTFOLIO (THE "ARROW PORTFOLIO") TO ARCH'S NATIONAL MUNICIPAL BOND PORTFOLIO (THE "ARCH PORTFOLIO") IN EXCHANGE FOR SHARES OF THE ARCH PORTFOLIO;
         (b) THE DISTRIBUTION OF THE ARCH PORTFOLIO'S SHARES SO RECEIVED TO SHAREHOLDERS OF THE ARROW PORTFOLIO; AND (c) THE TERMINATION UNDER STATE LAW OF ARROW.

ITEM 2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) THEREOF.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

         PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


------------------------                       ---------------------------------
SIGNATURE           DATE                       SIGNATURE (JOINT OWNERS)   (DATE)